[Mutual Funds]

Sub-Item 77C: Matters submitted to a vote of security holders

The following proposals were addressed during the period. A special meeting of shareholders was held on July 16, 2002. * indicates that the proposal was addressed at a subsequent adjourned special meeting held on July 31, 2002, ** indicates that the proposal was addressed at a subsequent adjourned special meeting held on August 30, 2002 and *** indicates that the proposal was addressed at the subsequent adjourned special meeting held on September 4, 2002.

Proposal to elect the following individuals as directors: Winifred
E. Coleman, Dr. Robert M. Gavin, Duane E. Hill, William A.
O'Neill, Phillip O. Peterson, Millard H. Pryor, Jr., John K.
Springer, Lowndes A. Smith and David M. Znamierowski

Director 				The Hartford Mutual Funds, Inc.*
					 For			Withheld

Winifred E. Coleman		603,102,451		20,336,086
Dr. Robert M. Gavin		603,364,084		20,074,453
Duane E. Hill			603,356,762		20,081,775
William A. O'Neill		602,699,238		20,739,298
Phillip O. Peterson		603,380,417		20,058,119
Millard H. Pryor, Jr.		603,223,389		20,215,148
Lowndes A. Smith			603,506,622		19,931,914
John K. Springer			602,942,379		20,496,157
David M. Znamierowski		603,264,035		20,174,501

Proposal to revise the fundamental policy regarding the issuance of senior securities:

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	69,135,849	2,503,722	4,451,545	18,527,213
Bond Income
Strategy Fund**	12,813,269	387,136	788,171	2,195,071
Dividend and
Growth Fund*	25,827,435	887,130	1,473,427	9,628,025
Focus Fund**	5,806,406	255,251	340,877	2,095,024
Global Communications
Fund*			915,969	2,430		3,422		349,734
Global Financial
Services Fund*	1,023,170	6,376		16,997	507,093
Global Leaders
Fund**		14,002,204	667,793	844,130	5,217,510
High Yield Fund**	10,218,417	324,008	622,264	3,629,038
International Capital
Appreciation
Fund*			370,956	2,530		3,488		96,869
International Opportunities
Fund**		5,152,685	170,328	222,105	1,547,477
International Small
Company Fund*	308,013	32		0		84,937
MidCap Fund***	24,660,146	1,030,976	1,464,031	9,223,575
MidCap Value
Fund***		5,244,938	194,734	418,081	1,545,283
Money Market
Fund*			133,427,136	5,252,927	9,262,568	45,619,746
Small Company
Fund **		7,211,614	330,221	371,983	2,352,161
Value Fund**	2,033,502	56,874	182,295	612,768


Proposal to revise the fundamental policy regarding the borrowing of money:

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	68,783,407	2,913,985	4,393,723	18,527,213
Bond Income
Strategy Fund**	12,758,259	446,100	784,217	2,195,071
Dividend and
Growth Fund*	25,689,108	979,940	1,518,943	9,628,025
Focus Fund**	5,780,221	278,622	343,691	2,095,024
Global
Communications
Fund*			917,069	1,286		3,466		349,734
Global Financial
Services Fund*	1,019,317	8,784		18,442	507,093
Global Leaders
Fund**		13,962,510	712,163	839,454	5,217,510
High Yield
Fund**		10,157,816	408,518	598,355	3,629,038
International Capital Appreciation
Fund*			370,933	2,553		3,488		96,869
International Opportunities
Fund**		5,139,302	196,507	209,308	1,547,477
International Small
Company Fund*	308,013	32		0		84,937
MidCap Fund***	24,571,664	1,139,532	1,443,957	9,223,575
MidCap Value
Fund***		5,208,326	254,321	395,105	1,545,283
Money Market
Fund*			132,222,016 6,530,299	9,190,315	45,619,746
Small Company
Fund **		7,203,008	347,960	362,851	2,352,161
Value Fund**	2,018,836	66,166	187,669	612,768

Proposal to revise the fundamental policy restricting the investment of more than 25% of a fund's assets in a single industry:

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	69,442,687	2,354,403	4,294,025	18,527,213
Bond Income
Strategy Fund**	12,817,706	406,759	764,111	2,195,071
Dividend and
Growth Fund*	25,926,020	784,606	1,477,366	9,628,025
Focus Fund**	5,822,504	246,410	333,619	2,095,024
Global Leaders
Fund**		14,048,493	647,124	818,510	5,217,510
High Yield
Fund**		10,260,992	297,974	605,723	3,629,038
International Capital Appreciation
Fund*			370,956	2,530		3,488		96,869
International Opportunities
Fund**		5,163,232	160,850	221,036	1,547,477
International Small
Company Fund*	308,013	32		0		84,937
MidCap Fund***	24,767,136	962,326	1,425,690	9,223,575
MidCap Value
Fund***		5,246,105	183,167	428,482	1,545,283
Money Market
Fund*			133,484,587  5,306,504	9,151,539	45,619,746
Small Company
Fund **		7,253,059	307,335	353,426	2,352,161
Value Fund**	2,031,250	48,107	193,315	612,768

Proposal concerning fundamental policy regarding investments in specific industries for the sector funds:

Fund			For		Against	Abstain	Broker Non-
									Vote

Global Communications
Fund*			917,817	559		3,446		349,734
Global Financial
Services Fund*	1,021,801	7,288		17,454	507,093


Proposal to revise the fundamental policy regarding the making of loans:

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	68,938,842	2,796,316	4,355,957	18,527,213
Bond Income
Strategy Fund**	12,829,260	409,108	750,208	2,195,071
Dividend and
Growth Fund*	25,773,928	921,434	1,492,629	9,628,025
Focus Fund**	5,784,740	276,677	341,117	2,095,024
Global Communications
Fund*			916,508	1,867		3,446		349,734
Global Financial
Services Fund*	1,020,784	8,329		17,430	507,093
Global Leaders
Fund**		13,951,927	732,688	829,512	5,217,510
High Yield
Fund**		10,178,243	365,277	621,169	3,629,038
International Capital Appreciation
Fund*			370,933	2,553		3,488		96,869
International Opportunities
Fund**		5,137,927	183,185	224,006	1,547,477
International Small
Company Fund*	307,158	887		0		84,937
MidCap Fund***	24,636,851	1,094,429	1,423,872	9,223,575
MidCap Value
Fund***		5,204,928	238,238	414,587	1,545,283
Money Market
Fund*			132,261,438  6,492,104	9,189,090	45,619,746
Small Company
Fund **		7,221,540	337,463	354,816	2,352,161
Value Fund**	2,115,120	57,526	100,025	612,768

Proposal to revise the fundamental policy regarding the underwriting of securities:

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	69,085,780	2,499,209	4,506,127	18,527,213
Bond Income Strategy
Fund**		12,836,776	394,109	757,691	2,195,071
Dividend and
Growth Fund*	25,889,460	802,119	1,496,412	9,628,025
Focus Fund**	5,823,086	256,250	323,198	2,095,024
Global Communications
Fund*			914,430	3,483		3,908		349,734
Global Financial
Services Fund*	1,020,826	9,235		16,482	507,093
Global Leaders
Fund**		14,004,851	659,211	850,065	5,217,510
High Yield
Fund**		10,190,698	328,807	645,185	3,629,038
International Capital Appreciation
Fund*			371,920	1,566		3,488		96,869
International Opportunities
Fund**		5,153,736	168,041	223,342	1,547,477
International Small
Company Fund*	308,013	32		0		84,937
MidCap Fund***	24,720,180	966,245	1,468,727	9,223,575
MidCap Value
Fund***		5,255,115	194,521	408,117	1,545,283
Money Market
Fund*			133,161,403	5,575,608	9,205,619	45,619,746
Small Company
Fund **		7,247,327	315,488	351,005	2,352,161
Value Fund**	2,030,848	60,124	181,699	612,768

Proposal to revise the fundamental policy regarding investments in real estate and interests therein:

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	69,394,635	2,347,024	4,349,456	18,527,213
Bond Income
Strategy Fund**	12,860,440	389,182	738,954	2,195,071
Dividend and
Growth Fund*	25,937,334	797,007	1,453,650	9,628,025
Focus Fund**	5,812,951	261,560	328,022	2,095,024
Global Communications
Fund*			910,461	3,342		8,018		349,734
Global Financial Services
Fund*			1,023,368	7,209		15,966	507,093
Global Leaders
Fund**		14,055,645	638,583	819,900	5,217,510
High Yield
Fund**		10,191,540	346,617	626,533	3,629,038
International Capital Appreciation
Fund*			371,920	1,566		3,488		96,869
International Opportunities
Fund**		5,179,251	150,386	215,482	1,547,477
International Small
Company Fund*	308,013	32		0		84,937
MidCap Fund***	24,749,052	953,818	1,452,283	9,223,575
MidCap Value
Fund***		5,256,623	187,321	413,810	1,545,283
Money Market
Fund*			133,379,636	5,486,332	9,076,664	45,619,746
Small Company
Fund **		7,248,386	315,845	349,588	2,352,161
Value Fund**	2,036,626	45,633	190,412	612,768

Proposal to revise the fundamental policy regarding purchases and sales of commodities and commodities contracts:

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	68,850,943	2,772,397	4,467,775	18,527,213
Bond Income Strategy
Fund**		12,767,325	434,650	786,601	2,195,071
Dividend and
Growth Fund*	25,721,805	966,286	1,499,900	9,628,025
Focus Fund**	5,777,368	294,298	330,867	2,095,024
Global Communications
Fund*			909,854	3,969		7,998		349,734
Global Financial
Services Fund*	1,019,958	9,095		17,491	507,093
Global Leaders
Fund**		13,969,546	700,374	844,208	5,217,510
High Yield
Fund**		10,174,677	366,614	623,399	3,629,038
International Capital Appreciation
Fund*			371,837	1,649		3,488		96,869
International Opportunities
Fund**		5,126,664	194,614	223,840	1,547,477
International Small
Company Fund*	308,013	32		0		84,937
MidCap Fund***	24,559,196	1,134,482	1,461,474	9,223,575
MidCap Value
Fund***		5,219,400	225,827	412,526	1,545,283
Money Market
Fund*			132,643,961	5,993,773	9,304,897	45,619,746
Small Company
Fund **		7,181,728	376,670	355,421	2,352,161
Value Fund**	2,022,312	56,283	194,076	612,768

Proposal to eliminate the fundamental policy regarding diversification (the diversified or non-diversified status of each fund has not changed):

Fund			For		Against	Abstain	Broker Non-
									Vote

Advisers Fund**	68,349,153	3,189,953	4,552,010	18,527,213
Bond Income Strategy
Fund**		11,179,772	2,004,548	804,256	2,195,071
Dividend and
Growth Fund*	25,589,295	1,067,336	1,531,361	9,628,025
Global Leaders
Fund**		13,904,427	760,660	849,040	5,217,510
High Yield
Fund**		10,092,686	417,225	654,778	3,629,038
International Capital Appreciation
Fund*			370,850	2,636		3,488		96,869
International Opportunities
Fund**		4,854,452	462,504	228,162	1,547,477
International Small
Company Fund*	308,013	32		0		84,937
MidCap Fund***	24,449,700	1,227,148	1,478,305	9,223,575
MidCap Value
Fund***		5,197,765	243,238	416,751	1,545,283
Money Market
Fund*			132,213,124	6,192,768	9,536,738	45,619,746
Small Company
Fund **		6,953,902	602,775	357,142	2,352,161
Value Fund**	2,018,802	60,678	193,191	612,768